SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2005



                           OPHTHALMIC IMAGING SYSTEMS
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                                   California
                                   ----------
                            (State of Incorporation)


                     1-11140                            94-3035367
                     -------                            ----------
             (Commission File No.)             (IRS Employer Identification No.)


     221 Lathrop Way, Suite I, Sacramento, California              95815
     ----------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)


                                  916-646-2020
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.     Results of Operations and Financial Condition.
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         On May 9, 2005, the Registrant  issued a press release  relating to its quarterly financial results for the quarter ended March 31, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.
---------      ----------------------------------

               (a)   Financial statements of business acquired:

                     Not applicable.

               (b)   Pro forma financial information:

                     Not applicable.

               (c)   Exhibits:

                     99.1: Ophthalmic Imaging Systems' Press Release dated May 9, 2005.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 OPHTHALMIC IMAGING SYSTEMS


Dated: May 10, 2005                              By: /s/ Ariel Shenhar
                                                     -------------------------
                                                     Ariel Shenhar,
                                                     Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number            Description
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99.1              Ophthalmic Imaging Systems' Press Release dated May 9, 2005.